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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 18, 1996

                            [KEY LOGO APPEARS HERE]

                                    KEYCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Ohio                    0-850                63-0593897
      ----------------         ---------------        -------------------
      (State or other          Commission File        (I.R.S. Employer
      jurisdiction of              Number             Identification No.)
      incorporation or
      organization)


   127 Public Square, Cleveland, Ohio                    44114-1306
 ---------------------------------------                 ----------
 (Address of principal executive offices                 (Zip Code)


   Registrant's telephone number, including area code:  (216) 689-6300


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ITEM 5.   OTHER EVENTS
          ------------

          On July 18, 1996, the Registrant issued a press release announcing its earnings results for the three month period and six month period ended June 30, 1996. This press release is attached as Exhibit 99 to this report and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
          -----------------------------------------------------------------

(C)  Exhibits
     --------

     99. The Registrant's July 18, 1996, press release announcing its earnings results for the three month period and six month period ended June 30,
           1996.



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                            SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   KEYCORP
                                                ------------
                                                (Registrant)


Date:  July 18, 1996                        /s/   Lee Irving
                                            ----------------
                                            By:   Lee Irving
                                            Executive Vice
                                            President and Chief
                                            Accounting Officer